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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the HealthStream, Inc. Employee Stock Purchase Plan (the "Plan") on Form 11-K for the year ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Arthur E. Newman, Chief Financial Officer of HealthStream, Inc. certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ ARTHUR E. NEWMAN
---------------------------------------
Arthur E. Newman
Chief Financial Officer
May 29, 2003

A signed original of this written statement required by Section 906 has been provided to HealthStream, Inc. and will be retained by HealthStream, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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